UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York    11021
 (Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Current Report on Form 8-K (the “Current Report”) to include under (i) Item 9.01(a), the audited statement of revenues and certain expenses of Waterside at Castleton, a 400 unit multi-family property located at 8380 Whipporwill Drive, Indianapolis, Indiana (“Waterside at Castleton”), for the year ended December 31, 2013 and (ii) Item 9.01(b), our unaudited pro forma financial statements reflecting the acquisition of Waterside at Castleton.  This property was purchased on January 21, 2014 for a contract purchase price of $18.8 million, of which $14.5 million was financed with mortgage debt.  The mortgage bears interest at a rate of 4.77% and matures in 10 years, is interest only for the first 36 months and thereafter amortizes over a 30 year period.  We contributed $5.3 million to this venture for our 80% interest.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.           Title of Exhibit
23.1                       Consent of BDO USA, LLP dated March 5, 2014

Independent Auditor’s Report

Board of Trustees and Shareholders
BRT Realty Trust and Subsidiaries
Great Neck, New York  11021

We have audited the accompanying statement of revenues and certain expenses of the property located at 8380 Whipporwill Drive, Indianapolis, Indiana (“Waterside at Castleton”) for the year ended December 31, 2013.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to Waterside at Castleton’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses of Waterside at Castleton for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of BRT Realty Trust as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of Waterside at Castleton’s revenues and expenses.

/s/ BDO USA, LLP

New York, New York
March 5, 2014

Waterside at Castleton
Statement of Revenues and Certain Expenses

Year Ended December 31, 2013
Revenues:
Rental and other income	$3,065,000

Certain Expenses:
Real estate taxes	316,000
Management fees	123,000
Utilities	320,000
Payroll	422,000
Insurance	103,000
Repairs and maintenance	322,000
Total certain expenses	1,606,000

Revenues in excess of certain expenses	$1,459,000

See Independent Auditor’s report and accompanying notes to the Statement of Revenues and Certain Expenses.

Waterside at Castleton
Notes to Statement of Revenues and Certain Expenses

1.  Organization

The property, located at 8380 Whipporwill Drive, Indianapolis, Indiana (“Waterside at Castleton”), is a garden apartment complex containing 400 units.

BRT Realty Trust (“BRT” or the “Trust”) is a business trust organized in Massachusetts.  BRT owns and operates multi-family properties, originates and holds for investment senior mortgage loans secured by commercial and multi-family real estate properties in the United States and owns and operates commercial and mixed use real estate assets.

On January 21, 2014, a consolidated joint venture comprised of TRB Waterside LLC, the Trust’s wholly owned subsidiary, and an unaffiliated joint venture partner acquired Waterside at Castleton for a contract purchase price of $18.8 million, financed with $14.5 million of mortgage debt.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statement of revenues and certain expenses of Waterside at Castleton have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K.  Accordingly, the statement of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States or requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when earned and due from tenants.  Leases are generally for a one-year term and have no renewal options.

Income Taxes

The entity that owns Waterside at Castleton was organized as a limited liability company and is not directly subject to federal or state income taxes.

3.  Subsequent Events

Subsequent events were evaluated from December 31, 2013 through March 5, 2014, the date on which the statement of revenues and certain expenses were issued.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

On January 21, 2014, TRB Waterside LLC, a wholly owned subsidiary of BRT Realty Trust (“the Trust”), and an unaffiliated joint venture partner, acquired a multi-family garden apartment complex located at 8380 Whipporwill Drive, Indianapolis, Indiana (“Waterside at Castleton”) containing 400 units for a contract purchase price of $18.8 million, including $14.5 million of mortgage debt.

On November 22, 2013, TRB Columbus LLC, a wholly-owned subsidiary of BRT Realty Trust (“the Trust”), acquired a 264 unit multi-family garden apartment complex located at 4551 Durrow Drive, Columbus, Ohio (“Newbridge Commons”), for a contract purchase price of $14.1 million, including $10.7 million of assumed mortgage debt.

The pro forma unaudited consolidated balance sheet is presented as if the acquisition had been completed on December 31, 2013.  The pro forma unaudited consolidated statement of income for the year ended September 30, 2013 is presented as if the acquisition of Waterside at Castleton had been completed on October 1, 2012.  The unaudited pro forma consolidated statement of income for the three months ended December 31, 2013 is presented as if the acquisition of Waterside at Castleton and Newbridge Commons had been completed on October 1, 2013.

The pro forma unaudited consolidated statement of income for the three months ended December 31, 2013 has been adjusted to reflect the income and certain expense items of Newbridge Commons (as defined) (the “Previously Reported Acquisition”) from the date of acquisition through December 31, 2013.

These pro forma unaudited consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Trust’s Annual Report on Form 10-K for the year ended September 30, 2013.

The pro forma unaudited consolidated statements of income are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisitions on October 1, 2013, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

  BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED BALANCE SHEET
As of December 31, 2013
(Amounts in thousands, except per share data)

	The Trust Historical	Purchase of Waterside at Castleton	The Trust Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation of $14,685	$479,681	$18,830	$498,511

Real estate loans, net, all earning interest	20,250		20,250
Cash and cash equivalents	52,306	(4,824)	47,482
Restricted cash – construction holdbacks	25,074	-	25,074
Deferred costs	13,058	156	13,214
Prepaid expenses	4,102	-	4,102
Assets of discontinued operations	7,095	-	7,095
Other assets	12,005	2,032	14,037
Total Assets	$613,571	$16,194	$629,765

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable	$369,795	$14,500	$384,295
Junior subordinated notes	37,400	-	37,400
Accounts payable and accrued liabilities	7,817	326	8,143
Deposits payable	1,424	76	1,500
Deferred income	25,848	-	25,848
Liabilities of discontinued operations	4,768	-	4,768
Total Liabilities	447,052	14,902	461,954

Commitments and contingencies	-	-	-

Equity:
BRT Realty Trust shareholders’ equity:
Preferred shares, $1 par value:
authorized 10,000 shares, none issued	-	-	-
Shares of beneficial interest, $3 par value:
authorized number of shares, unlimited, 13,535 issued	40,606	-	40,606
Additional paid-in capital	165,943	-	165,943
Accumulated other comprehensive income	21	-	21
Accumulated deficit	(70,305)	-	(70,305)
Total BRT Realty Trust shareholders’ equity	136,265	-	136,265
Non-controlling interests	30,254	1,292	31,546
Total Equity	166,519	1,292	167,811
Total Liabilities and Equity	$613,571	$16,194	$629,765

See accompanying notes to the unaudited pro forma consolidated financial statements

  BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED STATEMENT OF INCOME
  For The Year Ended September 30, 2013
  (Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisition (d)		Purchase of Waterside at		The Trust Pro Forma

Revenues:
Rental and other revenue from real estate properties	$30,592	$2,087		2,928			$35,607
Interest and fees on real estate loans	9,946	-		-			9,946
Other income	2,279	-		-			2,279
Total revenues	42,817	2,087		2,928			47,832
Expenses:
Operating expenses relating to real estate properties	16,409	1,161		1,546			19,116
Interest expense	12,487	461	(a)	723	(a)		13,671
Advisor’s fees, related party	1,802	63	(b)	51	(b)		1,916
Property acquisition costs	2,466	-		-			2,466
General and administrative—including $779 to related party	7,448	-		-			7,448
Depreciation and amortization	7,094	375	(c)	502	(c)		7,971
Total expenses	47,706	2,060		2,822			52,588
Total revenues less total expenses	(4,889)	27		106			(4,756)
Equity in earnings of unconsolidated ventures	198	-		-			198
Gain on sale of available-for-sale securities	530	-		-			530
Gain on sale of partnership interest	5,481	-		-			5,481
Income from continuing operations	1,320	27		106			1,453

Discontinued operations:
Gain on sale of real estate assets	769	-		-			769
Net income	2,089	27		106			2,222
Plus: net loss attributable to non-controlling interests	2,924	-		(31)			2,893
Net income attributable to common shareholders	$5,013	$27		$75			$5,115

Basic and diluted per share amounts attributable to common shareholders:
Income from continuing operations	$.30	$-		$.01		$	. 30
Discontinued operations	.05	-		-			.05
Basic and diluted income per share	$.35	$-		$.01			$.35

Amounts attributable to BRT Realty Trust:
Income from continuing operations	$4,244	$27		$75			$4,346
Discontinued operations	769	-		-			769
Net income	$5,013	$27		$75			$5.115
Weighted average number of common shares outstanding:
Basic and diluted	14,137,091	14,137,091		14,137,091			14,137,091

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Three Months Ended December 31, 2013
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions (d)	Purchase of Waterside at Castleton		The Trust Pro Forma asAdjusted

Revenues:
Rental and other revenue from real estate properties	$13,439	$306	$732			$14,477
Interest and fees on real estate loans	1,138	-	-			1,138
Other income	271	-	-			271
Total revenues	14,848	306	732			15,886
Expenses:
Operating expenses relating to real estate properties	7,442	190	387			8,019
Interest expense	4,700	65 (a)	181	(a)		4,946
Advisor’s fees, related party	449	16 (b)	13	(b)		478
Property acquisition costs	1,181	-	-			1,181
General and administrative—including $213 to related party	1,756	-				1,756
Depreciation and amortization	3,141	63 (c)	126	(c)		3,330
Total expenses	18,669	334	707			19,710
(Loss) income from continuing operations	(3,821)	(28)	25			(3,824)

Discontinued operations:
Income from Operations	70	-	-			70
Net (Loss) income	(3,751)	(28)	25			(3,754)
Plus: net loss attributable to non-controlling interests	1,018	-	(8)			1,010
Net (loss) income attributable to common shareholders	$(2,733)	$(28)	$17			$(2,744)

Basic and diluted per share amounts attributable to common shareholders:
(Loss) income from continuing operations	$(.20)	$-	$-			$(.20)
Discontinued operations	-	-	-			-
Basic and diluted (loss) income per share	$(.20)	$-	-			$(.20)

Amounts attributable to BRT Realty Trust:
(Loss) income from continuing operations	(2,803)	$(28)	$17			$(2,814)
Discontinued operations	70	-	-			70
Net (Loss) income	(2,733)	$(28)	$17		$	(2,744)
Weighted average number of common shares outstanding:
Basic and diluted	14,162,887	14,162,887	14,162,887			14,162,887

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The consolidated financial statements include the consolidated accounts of the Trust and its investments in limited liability companies in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”).  Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting.  Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption “Equity in earnings of unconsolidated ventures”.  Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2.	Notes to the pro forma consolidated statements of income for Waterside at Castleton for the year ended September 30, 2013 and the three months ended December 31, 2013.

a)
To reflect the interest expense resulting from the mortgages securing Waterside at Castleton and Newbridge Commons which expense is calculated using interest rates of 4.77% and 4.35% respectively, and includes amortization of loan related fees.

b)	To reflect the advisory fees to be paid by the Trust pursuant to the Amended and Restated Advisory Agreement, as amended.

c)	To reflect depreciation expense on the estimated useful life of the property of 30 years.

d)	Refers to the acquisition of Newbridge Commons.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 BRT REALTY TRUST

                 By:  /s/ George Zweier
 George Zweier
March 5, 2014                                                                                Vice President and
Great Neck, NY                                                                                     Chief Financial Officer